                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 26, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


           MICHIGAN                                    38-1999511
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)


 25505 W. TWELVE MILE ROAD, SUITE 3000                 48034-8339
       SOUTHFIELD, MICHIGAN                            (Zip Code)
(Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

    Credit Acceptance Corporation is furnishing materials, included as Exhibit
99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

    The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                99.1     Materials added to website on or about January 26, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CREDIT ACCEPTANCE CORPORATION
                                                (Registrant)

                                                By: /s/ Douglas W. Busk
                                                --------------------------------
                                                Douglas W. Busk
                                                Treasurer
                                                January 26, 2005

                                INDEX OF EXHIBITS

 EXHIBIT NO.                       DESCRIPTION

      99.1         Materials added to website on or about January 26, 2005